UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2007

TEXAS ROADHOUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Suite 200	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(502) 426-9984

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2007, Texas Roadhouse, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 26, 2007.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)           EXHIBITS

99.1         Press Release dated July 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: July 31, 2007	By:	/s/ G.J. HART
G.J. Hart
President, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press Release issued by the Company on July 30, 2007.